     As filed with the Securities and Exchange Commission on April 30, 2003

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(3)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12

                           TRAVELERS SERIES FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(a)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
  SMITH BARNEY LARGE CAP VALUE PORTFOLIO PUTNAM DIVERSIFIED INCOME PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

                          To Be Held On June 18, 2003

                               -----------------

   Please take notice that Special Meetings of Shareholders (together, the "Special Meeting") of the Travelers Series Fund Inc. (the "Fund"), on behalf of each of its Smith Barney Large Cap Value Portfolio (the "Large Cap Value Portfolio"), and the Putnam Diversified Income Portfolio (the "Diversified Income Portfolio" and, together with the Large Cap Value Portfolio, the "Portfolios"), will be held jointly at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on June 18, 2003, at 2:00 p.m., local time, for the following purposes:

      (1) For the shareholders of the Large Cap Value Portfolio: to approve a change in the Portfolio's investment objective;

      (2)(A) For the shareholders of the Diversified Income Portfolio: to approve a new Sub-Advisory Agreement among the Fund on behalf of the Portfolio, Travelers Investment Adviser Inc. ("TIA") and Pioneer Investment Management, Inc. ("Pioneer");

      (2)(B) For the shareholders of the Diversified Income Portfolio: to approve a change in the investment objective; and

      (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   These proposals are discussed in greater detail in the attached proxy statement. The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof. Shares of the Portfolios ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposals. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your

Insurance Company for instructions as to how to vote the shares of the Portfolios that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Portfolio Shares attributable to his or her variable contract.

   Shareholders of record on April 17, 2003 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on April 17, 2003 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to either Portfolio, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Portfolio's Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against such proposal.

                             By order of the Board of Directors,

                             Christina T. Sydor
                             Secretary

April 28, 2003

                               -----------------

   CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIOS AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY FAX OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                              Valid Signature
------------                                        ---------------------------
Corporate Accounts
 (1) ABC Corp...................................... ABC Corp.
 (2) ABC Corp...................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............. John Doe
 (4) ABC Corp. Profit Sharing Plan................. John Doe, Director

Fund Accounts
 (1) ABC Fund...................................... Jane B. Doe, Director
 (2) Jane B. Doe, Director u/t/d 12/28/78.......... Jane B. Doe, Director

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA........................................... John B. Smith
 (2) Estate of John B. Smith....................... John B. Smith Jr., Executor

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                      PUTNAM DIVERSIFIED INCOME PORTFOLIO
                   125 Broad Street New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 18, 2003

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Travelers Series Fund Inc. (the "Fund"), on behalf of its Smith Barney Large Cap Value Portfolio (the "Large Cap Value Portfolio"), and the Putnam Diversified Income Portfolio (the "Diversified Income Portfolio" and, together with the Large Cap Value Portfolio, the "Portfolios"), for use at the Special Meeting of Shareholders of each Portfolio, to be held jointly at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York 10022 on June 18, 2003 at 2:00 p.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board, on behalf of each Portfolio, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders of each Portfolio will be asked to consider and approve the Proposals (as described below). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about April 28, 2003 or as soon as practicable thereafter.

   Shares of each Portfolio ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, will solicit voting instructions from variable contract owners who beneficially own shares in either Portfolio as of the Record Date (as defined below) and will vote all shares held in the separate accounts in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolios that are attributable to your variable contract.

   This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on April 17, 2003 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Portfolios' shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. In addition, an Insurance Company will vote the Shares for which it has received voting rights in the same proportion as those Shares for which it has received proper instructions. Proxy cards that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "FOR" such Proposal. Holders of record of the Shares of a Portfolio at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting, and any fractional share is entitled to a fractional vote. Only Portfolio shareholders as of the Record Date will be entitled to notice of and to vote at the Special Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

   Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; and (3) by fax: dial the toll-free number listed on the proxy card; you will need the control number located on the proxy card.

   If the Fund records votes by fax or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by fax or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of a Portfolio giving a proxy has the power to revoke it by submitting a written notice of revocation to the Portfolio or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the Insurance Company a written notice of revocation.

   The principal executive office of the Fund is located at 125 Broad Street, New York, NY 10004. Travelers Investment Adviser Inc. ("TIA"), whose address is 125 Broad Street, New York, New York 10004, is the Diversified Income Portfolio's investment manager. TIA has engaged a sub-adviser to select investments for the

Diversified Income Portfolio. TIA is a wholly owned subsidiary of The Plaza Corporation, which is an indirect wholly owned subsidiary of Citicorp, Inc. Smith Barney Fund Management LLC, whose address is 125 Broad Street, New York, New York 10004 ("SBFM") is the Large Cap Value Portfolio's Investment Manager. SBFM is a wholly owned subsidiary of Citicorp, Inc.

Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of each Portfolio for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel, will be paid by the Portfolios.

Quorum

   The holders of one-third of the outstanding shares entitled to be cast of a Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to a Portfolio on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the applicable Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Vote Required to Approve the Proposal

   Approval of each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each applicable Portfolio. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of

1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (a) 67% or more of the voting securities of a Portfolio present at the Special Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of a Portfolio. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposals.

   All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposals referred to in this Proxy Statement.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an insurance company's ownership interest in a Portfolio. The value of units is based on the net asset value of the underlying Portfolio adjusted for separate account fees.

   On the record date, the Large Cap Value Portfolio had 24,919,739.234 shares outstanding and the Diversified Income Portfolio had 11,538,184.602 shares outstanding.

   Listed below are the name, address and Share ownership of each person known to each Portfolio to own 5% or more of the Shares of the applicable Portfolio as of the Record Date. The type of ownership of each person listed below is record ownership.

 Name of Portfolio         Name and Address           Shares Owned  Percentage
 ----------------- --------------------------------- -------------- ----------
  Large Cap Value  Travelers Life Annuity Company    11,981,714.329   48.08%
  Portfolio        Attn: Shareholder Accounting, 6MS
                   One Tower Square
                   Hartford, CT 06183

                   Travelers Insurance Company        9,165,988.505   36.78%
                   Attn: Shareholder Accounting, 6MS
                   One Tower Square
                   Hartford, CT 06183

                   Equitable Life of Iowa             3,448,446.750   13.83%
                   Prime Elite
                   ING Variable Annuity
                   Attn: Fund Accounting
                   1475 Dunwoody Drive
                   West Chester, PA 19380

  Diversified      Travelers Insurance Company        5,825,473.608   50.49%
  Income           Attn: Shareholder Accounting, 6MS
  Portfolio        One Tower Square
                   Hartford, CT 06183

                   Travelers Life Annuity Company     5,474,571.650   47.45%
                   Attn: Shareholder Accounting, 6MS
                   One Tower Square
                   Hartford, CT 06183

   Because all Shares of each Portfolio are owned of record by variable contracts as of the Record Date, the officers and Directors of the Fund as a group owned none of either Portfolio's outstanding Shares.

   Each Portfolio provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolios at (800) 842-8573 or by writing to the Portfolios, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004.

                                  PROPOSAL 1

APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE (SHAREHOLDERS OF THE LARGE CAP
                               VALUE PORTFOLIO)

Introduction

   The Board is asking shareholders of the Large Cap Value Portfolio to approve a proposal to change the Large Cap Value Portfolio's investment objective to "long-term growth of capital with current income a secondary objective." The Large Cap Value Portfolio's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If Proposal 1 is approved, the new investment objective will also be a fundamental policy that cannot be changed without shareholder approval. The Board has also approved certain changes to the Large Cap Value Portfolio's investment policies that will become effective if shareholders approve the change in investment objective. The Board approved this proposal at a meeting held on March 21, 2003. For the reasons described below, the Board believes that the proposed changes are in the best interests of shareholders.

   If Proposal 1 is approved, the Large Cap Value Portfolio will also change its benchmark from the S&P 500 Index to the S&P/Barra Value Index, a more appropriate index in light of the anticipated composition of the Large Cap Value Portfolio's portfolio of securities. The S&P/Barra Value Index is comprised of approximately 350 of the stocks making up the S&P 500 Index with lower price/book ratios and higher-than-average dividend yields. Like the S&P 500 Index, the S&P/BARRA Value Index is capitalization-weighted, meaning that each stock is weighted in proportion to its market value. The Proposal is discussed in more detail below.

Discussion

   Existing Investment Objective and Policies. The Large Cap Value Portfolio's current investment objective is "current income and long-term growth of capital." To achieve this objective, the Large Cap Value Portfolio invests, under normal conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations.

   Proposed New Investment Objective and Policies. Under the proposed new investment objective, the manager will no longer need to consider current income as a primary component of the Large Cap Value Portfolio's investment objective when selecting securities. Instead, the manager will consider long-term growth of capital as the primary objective and current income as a secondary objective. Management recommended, and the Board voted, to modify the formulation of the Large Cap Value Portfolio's investment objective because issuers of large capitalization value stocks have generally reduced their dividend distributions. The Board and management believe that by changing the Large Cap Value Portfolio's investment objective as discussed above, investors can benefit. However, there is no assurance that the Large Cap Value Portfolio will achieve its investment objective.

   The manager's selection process will emphasize individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager will seek to identify those companies with favorable valuations and attractive growth potential. The manager will employ fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

   In selecting individual companies for investment, the manager will look for: securities that appear to be temporarily oversold or do not reflect positive company developments; securities that appear to undervalue a company's assets, particularly on a sum-of-the-parts basis; special situations including corporate events, changes in management, regulatory changes or turnaround situations; and company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Risk Factors

   If Proposal 1 is approved, the Large Cap Value Portfolio may have an increased ability to seek investments with the potential to provide long-term growth of capital, with current income a secondary objective. If the manager were to consider long-term growth of capital as the primary objective and current income as a secondary objective, however, the benefits associated with seeking long-term growth of capital could be balanced by the following factors, among others: (i) distributions of income to shareholders could be reduced due to the Large Cap Value Portfolio's decreased investment in higher income-producing securities and increased attention to capital appreciation; and (ii) the Large Cap Value Portfolio's investments may be affected by issuer and market developments to a greater extent than are the Large Cap Value Portfolio's current investments; this could cause the Large Cap Value Portfolio to experience greater fluctuations in the value of its portfolio holdings.

   Investing in large cap value securities can bring added benefits, but it may also involve risks. Investors could lose money on their investment in the Large Cap Value Portfolio or the Large Cap Value Portfolio may not perform as well as other investments, if:

    .  The U.S. stock market declines;

    . Value stocks or larger capitalization stocks are temporarily out of favor;

    . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect;

    . An adverse event, such as negative press reports about a company in the Large Cap Value Portfolio depresses the value of the company's stock.

Portfolio Manager

   A new portfolio manager will assume responsibility for the day-to-day investment decisions of the Large Cap Value Portfolio if Proposal 1 is approved by shareholders. John Cunningham, an investment officer of Smith Barney Fund Management LLC, will be the Large Cap Value Portfolio's investment manager. He is also a Managing Director of Salomon Brothers Asset Management Inc. and Salomon Smith Barney Inc., both affiliates of the investment manager. Mr. Cunningham has 13 years of financial securities experience.

   Portfolio manager changes, as well as a change in the Large Cap Value Portfolio's investment objective, may result in portfolio turnover in excess of what would otherwise be the case. A higher portfolio turnover rate may result in the Large Cap Value Portfolio paying increased transaction costs and could result in shareholders paying increased taxes on realized investment gains.

   The Board reviewed material presented by management in connection with Proposal 1 and approved Proposal 1 unanimously on March 21, 2003. For the reasons described above, the Board believes that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposed change. If shareholders fail to approve Proposal 1, the Board will consider what alternatives may be most appropriate for the Large Cap Value Portfolio, including resubmitting Proposal 1 for shareholder approval.

Required Vote

   As noted above, approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Large Cap Value Portfolio, as defined in the 1940 Act.

THE BOARD OF DIRECTORS OF THE LARGE CAP VALUE PORTFOLIO, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                 PROPOSAL 2(A)

                    APPROVAL OF NEW SUB-ADVISORY AGREEMENT
              (SHAREHOLDERS OF THE DIVERSIFIED INCOME PORTFOLIO)

Introduction

   The Board is proposing that shareholders approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") to be entered into among the Fund, on behalf of the Diversified Income Portfolio, Travelers Investment Adviser Inc. ("TIA") and Pioneer Investment Management, Inc. TIA currently serves as the Diversified Income Portfolio's investment manager. The New Sub-Advisory Agreement has no material changes in its terms or conditions.

Background

   On March 21, 2003, the Board met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement. At the meeting, the Board approved the New Sub-Advisory Agreement subject to shareholder approval. A form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.

   Representatives of TIA and Pioneer met in person with the Board (including the Independent Directors) and described the general terms of the New Sub-Advisory Agreement, the anticipated benefits for the Diversified Income Portfolio and Pioneer's proposed services to the Diversified Income Portfolio. During the course of their deliberations, the Directors (including the Independent Directors) reviewed materials furnished by TIA and Pioneer describing Pioneer and its affiliates, senior personnel, portfolio managers, analysts, and economists, Pioneer's method of operation, the investment philosophy proposed for implementation with the Diversified Income Portfolio, Pioneer's performance record and financial condition.

   After reviewing the relevant information, the Board determined to terminate the Diversified Income Portfolio's current sub-advisory agreement (the "Current Sub-Advisory Agreement") and to enter into the New Sub-Advisory Agreement. The Board's conclusion was based on several factors (none of which was singled out as more important than any other factor). The Board reviewed the past performance record of Pioneer as well as the background and experience of officers and managers employed by Pioneer. Although the Board considered that both the current sub-adviser and Pioneer could provide high quality advisory services to the Diversified Income Portfolio, the Board considered the significant breadth and depth of personnel and other services in addition to advisory services available through Pioneer. The Board concluded that the extensive resources and investment expertise of the Pioneer professionals could positively benefit the Diversified Income Portfolio shareholders. The Board determined that Pioneer's proposed approach, as discussed below under Proposal 2(B), could potentially enhance the Diversified Income Portfolio's performance.

   After carefully evaluating the foregoing materials and such other factors as they deemed relevant, the Board, including the Independent Directors, approved the submission of the New Sub-Advisory Agreement for approval by the Diversified Income Portfolio's shareholders. Only shareholders of the Diversified Income Portfolio may vote to approve the New Sub-Advisory Agreement.

   If the Diversified Income Portfolio's shareholders approve the New Sub-Advisory Agreement, it is expected to become effective as of June 18, 2003 (or as soon thereafter as possible), will continue initially for a two-year period and would continue in effect for successive annual periods thereafter, provided such continuance is approved at least annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Diversified Income Portfolio, and, in either case, (2) by a majority of the Independent Directors. If shareholders fail to approve the New Sub-Advisory Agreement, the Board will consider what alternatives may be most appropriate for the Diversified Income Portfolio and its shareholders, including resubmitting the New Sub-Advisory Agreement for shareholder approval.

Information About Pioneer

   Pioneer is a wholly owned subsidiary of Pioneer Investment Management USA Inc., which, in turn, is a wholly owned subsidiary of Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. PGAM provides investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2003, assets under management were approximately $103 billion worldwide, including over $17 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund history includes creating in 1928 one of the first mutual funds. Pioneer's directors and principal officers are as follows:

    Name and Address       Position with Pioneer and Principal Occupation
    ----------------    ----------------------------------------------------
    John F. Cogan, Jr.. Chairman and Director
    Daniel T. Geraci... President and Director
    John A. Carey...... Executive Vice President--Director of Portfolio
                        Management US
    Marco Pirondini.... Executive Vice President--Director of Global Equity
                        Research
    Dorothy E. Bourassa Senior Vice President and General Counsel
    Mark D. Goodwin.... Senior Vice President and Chief Financial Officer
    Martin J. Wolin.... Assistant Vice President and Director of Compliance
    Robert C. Pieroni.. Vice President and Director of Investment Operations
    Robert F. Gauvain.. Senior Vice President--Director of Trading, US

   From time to time, Pioneer may receive brokerage and research services from brokers that would execute securities transactions for the Diversified Income Portfolio. The commissions to be paid by the Diversified Income Portfolio to a broker that provides such services to Pioneer may be greater than the commission would be if the Diversified Income Portfolio used a broker that does not provide the same level of brokerage and research services. Additionally, Pioneer may use such services for clients other than the Diversified Income Portfolio from which the related commissions are derived.

   Pioneer also serves as investment advisor or sub-adviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Diversified Income Portfolio. The size of such other portfolios and the rate of Pioneer's compensation are as follows:

                                                       Assets Under Management
 Fund                                   Management Fee        (3/31/02)
 ----                                   -------------- -----------------------
 Pioneer Strategic Income Fund              0.75%          $175,871,480.00
 Pioneer Strategic Income VCT Portfolio     0.65%          $ 16,513,290.00

The New Sub-Advisory Agreement

   The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, which is described below, and provides for an identical subadvisory fee of 0.35% of the Diversified Income Portfolio's average daily net assets, calculated daily and paid monthly. The Pioneer Sub-Advisory Agreement, however, will identify Pioneer as the new sub-adviser and will also have new execution and termination dates. The New Sub-Advisory Agreement otherwise has no material changes in its terms or conditions.

   Pioneer will bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Diversified Income Portfolio or the Fund) in connection with the performance of its services under the New Sub-Advisory Agreement. The Diversified Income Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by Pioneer or by TIA under the Management Agreement are borne by the Diversified Income Portfolio or the Fund.

Description of the Current Sub-Advisory Agreement

   Under the Current Sub-Advisory Agreement, subject to the oversight and review of TIA and the Board of Directors, the sub-adviser manages the investment and reinvestment of the assets of the Diversified Income Portfolio. Specifically, the sub-adviser determines the investments to be purchased or sold, employs professional portfolio managers and securities analysts who provide research services to the Diversified Income Portfolio, provides TIA with records concerning its activities which TIA or the Fund, is required to maintain and renders regular reports to TIA and to officers and directors of the Fund.

   In return for the services provided, TIA pays the sub-adviser an annualized advisory fee equal to 0.35% of the average daily net assets of the Diversified Income Portfolio which are accrued daily and payable monthly. For the fiscal year ended October 31, 2002, the sub-adviser was paid an aggregate fee of $402,331. The Management Agreement between the Diversified Income Portfolio and TIA provides for a monthly fee to the Manager computed at an annual rate of 0.75% of the Diversified Income Portfolio's average daily net assets. The aggregate management fee paid by the Diversified Income Portfolio for the fiscal year ended October 31, 2002 was $862,138.

   Under the Current Sub-Advisory Agreement, the sub-adviser is responsible for all expenses incurred by it in the performance of its duties, which does not include expenses of the Diversified Income Portfolio, such as brokerage fees and commissions. The Current Sub-Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of the sub-adviser, the sub-adviser is not liable to TIA, the Diversified Income Portfolio or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Diversified Income Portfolio or TIA in connection with the matters set forth in the Current Sub-Advisory Agreement.

   The Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Diversified Income Portfolio, or upon 60 days' written notice by the sub-adviser. Further, the Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

   The Current Sub-Advisory Agreement was last approved by the Board on June 12, 2002 and by the shareholders on June 2, 1994.

Evaluation by the Board of Directors

   In determining whether to approve the New Sub-Advisory Agreement and recommend approval to shareholders, the Board, including the Independent Directors, considered various materials provided by Pioneer.

   The Directors considered the following information, among other things: (1) the nature and quality of services to be rendered by Pioneer, including the background and experience of the Pioneer personnel who would be responsible for the Diversified Income Portfolio's management under the New Sub-Advisory Agreement; (2) compensation to be received by Pioneer under the New Sub-Advisory Agreement; and (3) the fact that the provisions of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement do not contain material differences in their terms or conditions. Specifically, the Board considered that the investment sub-advisory fee as a percentage of net assets payable by the Diversified Income Portfolio will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. In evaluating the New Sub-Advisory Agreement, the Board also specifically considered that the Current Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by Pioneer and the fees and expenses payable, are substantially identical except for the dates of execution, effectiveness and termination.

   Further, the Board considered: (1) the nature and quality of the services rendered by Pioneer to other similar funds; (2) the results achieved by Pioneer for other similar funds; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, performance, and investment style of Pioneer. Specifically, the Board considered data provided on the Diversified Income Portfolio's lack of asset growth, the Diversified Income Portfolio's performance with the current sub-advisor, performance of other similar funds, and the past performance of Pioneer in providing investment advisory services to funds similar to the Diversified Income Portfolio. The Board also considered the reputation, expertise and financial resources of Pioneer and its affiliates in domestic and international financial matters. The Board was satisfied that Pioneer was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and had the personnel, financial resources and standing in the financial community to enable it to manage the Diversified Income Portfolio effectively.

   The Board noted that if the New Sub-Advisory Agreement is approved by shareholders, the Diversified Income Portfolio's name would be changed to Pioneer Diversified Income Portfolio. The Board also recommended that, as discussed in Proposal 2(B), the Diversified Income Portfolio's investment objective of "high current income consistent with preservation of capital" be modified to a "high level of current income", and that, if Proposal 2(A) and 2(B) are approved by shareholders, the Diversified Income Portfolio's principal investment policies would be modified to implement Pioneer's investment approach.

   Based upon its review, the Board determined that approving the New Sub-Advisory Agreement among the Fund, TIA and Pioneer is in the best interests of the Diversified Income Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other information as it considered relevant, the Board of Directors unanimously approved such other the New Sub-Advisory Agreement and voted to recommend its approval by the Diversified Income Portfolio's shareholders.

Vote Required

   Shareholders of the Diversified Income Portfolio may approve the New Sub-Advisory Agreement for the Diversified Income Portfolio. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Diversified Income Portfolio.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT.

                                 PROPOSAL 2(B)

                        CHANGE IN INVESTMENT OBJECTIVE
              (SHAREHOLDERS OF THE DIVERSIFIED INCOME PORTFOLIO)

Introduction

   The Diversified Income Portfolio's current investment objective is "high current income consistent with preservation of capital." As discussed above, the Board is asking shareholders to approve a proposal to change the Diversified Income Portfolio's investment objective to a "high level of current income." The Diversified Income Portfolio's current investment objective is a fundamental policy that cannot be changed without shareholder approval. If Proposal 2(B) is approved, the new investment objective will also be a fundamental policy that cannot be changed without shareholder approval.

Discussion

   Existing Investment Objective and Policies. The Diversified Income Portfolio's current investment objective is high current income consistent with preservation of capital. The Diversified Income Portfolio invests primarily in debt securities of U.S. and foreign governments and corporations. Currently, the Diversified Income Portfolio may invest in securities with a wide range of credit qualities depending on the particular sector of the fixed income securities market in which the subadviser invests. The Diversified Income Portfolio's duration will generally vary from 3 to 7 years depending on market conditions and the subadviser's outlook for interest rates. Individual securities may be of any duration.

   Proposed New Investment Objective and Policies. The Board believes that the Diversified Income Portfolio's asset growth and performance has not met with expectations. Therefore, for the other reasons discussed above in Proposal 2(A), the Board believes that current and future owners of interests in the Diversified Income Portfolio would be better served if the Diversified Income Portfolio were to change its sub-adviser and change its investment objective to a "high level of current income." To pursue this new investment objective, the Diversified Income Portfolio will normally invest at least 80% of its total assets in debt securities. The Diversified Income Portfolio will have the flexibility to invest in a broad range of issuers and segments of the debt securities market. If approved as the new sub-adviser, Pioneer will allocate the Diversified Income Portfolio's investments among the following three segments of the debt markets:

    .  Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers

    .  Investment grade securities of U.S. issuers

    .  Investment grade securities of non-U.S. issuers

   Pioneer's allocations among these segments of the debt markets will depend upon its outlook for economic, interest rate and political trends.

   The Diversified Income Portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Diversified Income Portfolio may invest in securities with a broad range of maturities.

   Depending upon Pioneer's allocation among market segments, up to 70% of the Diversified Income Portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the Diversified Income Portfolio's total assets will be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized securities rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities noted below investment grade are commonly referred to as "junkbonds" and are considered speculative.

   Up to 85% of the Diversified Income Portfolio's total assets will be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations such as the World Bank and the European Union.

   Pioneer, if approved as the Diversified Income Portfolio's sub-adviser, would consider both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the Diversified Income Portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Portfolio, Pioneer would consider a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer will select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer will also employ due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. However, there is no assurance that the Diversified Income Portfolio will achieve its investment objective.

Risk Factors

   While investing in fixed income securities can bring added benefits, it may also involve additional risks. Investors could lose money in the Diversified Income Portfolio or the Diversified Income Portfolio's performance could fall below other possible investments if any of the following occurs:

    . Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.

    . As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Diversified Income Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk.

    . As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

    . An unhedged currency in which a security is priced declines in value relative to the U.S. dollar.

    . Pioneer's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect.

    . During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
   The Diversified Income Portfolio may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

   Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the Diversified Income Portfolio invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

   To the extent the Diversified Income Portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Portfolio Manager

   If Proposal 2(A) is approved, day-to-day management of the portfolio would be the responsibility of a team of fixed income portfolio managers at Pioneer. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Kenneth J. Taubes is expected to lead this team. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. The Diversified Income Portfolio's prospectus and registration materials will disclose these and other relevant risks.

   Portfolio manager changes, as well as a change in the Diversified Income Portfolio's investment objective, may result in portfolio turnover in excess of what would otherwise be the case. A higher portfolio turnover rate may result in the

Diversified Income Portfolio paying increased transaction costs and could result in shareholders paying increased taxes on realized investment gains.

   The Board reviewed materials presented by management in connection with Proposal 2(B) and approved Proposal 2(B) unanimously on March 21, 2003. For the reasons described above, the Board believes that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposed change.

Vote Required

   The approval of Proposal 2(B) requires the affirmative vote of a "majority of the outstanding voting securities" of the Diversified Income Portfolio, as defined in the 1940 Act.

THE BOARD OF DIRECTORS OF THE DIVERSIFIED INCOME PORTFOLIO, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2(B).

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Portfolios do not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion.

   For business to be properly brought before the annual or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting, provided however, that if less than 70 days' notice or prior public disclosure is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made.

Shareholders' Request for Special Meeting

   Shareholders holding a majority of the Fund's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding a majority of the votes entitled to be cast at the meeting upon payment by such shareholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Portfolios do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIOS AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY FAX OR THROUGH THE INTERNET).

                             By order of the Board of Directors,

                             Christina T. Sydor
                             Secretary

Dated: April 28, 2003

                                                                      Exhibit A

                         FORM OF SUBADVISORY AGREEMENT

                          TRAVELERS SERIES FUND INC.

                     Pioneer Diversified Income Portfolio

   THIS AGREEMENT is made this     day of           , 2003, by and between
Travelers Series Fund Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, on behalf of the Pioneer Diversified Income Portfolio (the "Portfolio") Travelers Investment Adviser, Inc. (the "Manager") and Pioneer Investment Management, Inc. (the "Sub-Adviser"), a member of the UniCredito Italiano banking group, register of banking groups.

   WHEREAS, the Company represents that it is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

   WHEREAS, the Manager represents that it is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

   WHEREAS, the Sub-Adviser represents that it is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

   WHEREAS, the Company represents that its charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement the Company's Board of Directors has authorized the issuance of series of shares representing interests in investment portfolios; and

   WHEREAS, the Manager represents that it has entered into a management agreement dated as of June 2, 1994 with the Company (the "Management Agreement"), pursuant to which the Manager shall act as manager to the Portfolio;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  Investment Description; Appointment

   The Company desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Company agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Company delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of Additional Information as previously furnished to the Sub-Adviser. The Company employs the Manager as the manager to the Portfolio pursuant to the Management Agreement, and the Company and the Manager desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. The Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.   Services as Sub-Adviser

   Subject to the supervision, direction and approval of the Board of the Company and the Manager, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Manager, to: (a) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio.

   In addition,

   (i) the Sub-Adviser shall furnish the Manager daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with the Manager and the Board of Directors of the Company.

   (ii) Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

   (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as required under the 1940 Act. The Manager shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under the 1940 Act. The Sub-Adviser shall timely furnish to the Manager all information relating to the Sub-Adviser's services hereunder reasonably requested by the Manager to keep and preserve the books and records of the Portfolio. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Company and the Sub-Adviser will surrender promptly to the Company copies of any of such records.

   (iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with (A) the 1940 Act and the rules and regulations promulgated thereunder and
(B) the Portfolio's investment objective(s) and policies as stated in the Prospectus and Statement. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940.

   (v) The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Company. The Sub-Adviser has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

   (vi) When engaging in transactions in securities or other assets for the Portfolio with any adviser to any other fund or portfolio under common control with the Portfolio, the Sub-Adviser or any of its "affiliated persons" (as defined in the Act) will not consult (other than for purposes of complying with Rule 12d3-1(a) and (b)) with such other adviser.

3.   Brokerage

   In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc. or any other broker or dealer affiliated with the Manager or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

4.   Information Provided to the Company and the Manager

   The Sub-Adviser shall keep the Company and the Manager informed of developments materially affecting the Portfolio's holdings, and shall, on its own initiative, furnish the Company and the Manager from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

5.  Compensation

   In consideration of the services rendered pursuant to this Agreement, the Manager will pay the Sub-Adviser an annual fee calculated at the rate of 0.35% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to the Manager for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

6.  Expenses

   The Sub-Adviser shall bear all of its own expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Company) incurred in connection with the performance of its services under this Agreement. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Manager under the Management Agreement are borne by the Portfolio or the Company.

7.  Reduction of Fee

   If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to the Management Agreement and any other investment advisory or administration agreement, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Sub-Adviser shall reduce its fee by the proportion of such excess expense equal to the proportion that its fee hereunder bears to the aggregate of fees paid by the Portfolio for management services in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 7, if any, shall be estimated, reconciled and paid on a monthly basis. The Company confirms that, as of the date of this Agreement, no such expense limitation is applicable to the Portfolio.

8.  Standard of Care

   The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager, the Company or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

9.  Term of Agreement

   This Agreement shall become effective           , 2003 (the "Effective
Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

10.  Services to Other Companies or Accounts

   Nothing in this Agreement will in any way limit or restrict Pioneer or any of its officers, directors or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Company understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Sub-Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. Additionally, the Company recognizes that Pioneer, in effecting transactions for its accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

   On occasions when Pioneer deems the purchase or sale of a security to be in the best interest of the Company as well as other clients, Pioneer, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the overall best execution and lower the brokerage commissions, if any, for participating accounts. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Pioneer in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such client.

11.  Notices

   Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other parties may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of each party is as follows:

      (a) To the Company:

      Travelers Series Fund Inc.
      125 Broad Street
      New York, NY 10004

      (b) To the Manager:

      Travelers Investment Adviser, Inc.
      399 Park Avenue
      New York, NY 10043

      (c) To the Sub-Adviser:

      Pioneer Investment Management, Inc.
      60 State Street
      Boston MA 02109
      Attn: General Counsel

12.  Representations

   The Company represents that a copy of the Articles of Incorporation is on file with the Secretary of the State of Maryland.

   Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

   The Sub-Adviser confirms that neither it nor any of its "affiliated persons" (as defined in the 1940 Act) are affiliated persons of: (i) the Manager; (ii) any adviser to the Portfolio or any affiliated person of that adviser; or (iii) the promoter, underwriter, any officer, board member, member of an advisory board, or employee of the Portfolio or the Company.

13.  Delivery of Part II of Pioneer's ADV

   The Company and the Manager hereby acknowledge that they have received from Pioneer a copy of Part II of Pioneer's Form ADV, at least 48 hours prior to entering into this Agreement.

14.  Use of Name

   The Company may use the name "Pioneer," "Pioneer Investments" or "Pioneer Investment Management, Inc." only as long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Company acknowledges that it has adopted the name "Pioneer Diversified Income Portfolio" through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                             Very truly yours,

                             TRAVELERS SERIES FUND INC.

                             By: _______________________________________________
                             Name:
                             Title:

                             TRAVELERS INVESTMENT ADVISER, INC.

                             By: _______________________________________________
                             Name:
                             Title:

Accepted:

PIONEER INVESTMENT MANAGEMENT, INC.

By: ____________________________________________________________________________
Name:
Title:

           VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

                       THE EXPENSE OF ADDITIONAL MAILINGS


         \/ Please fold and detach card at perforation before mailing \/

TRAVELERS SERIES FUND INC. - SMITH BARNEY LARGE CAP VALUE PORTFOLIO

MEETING: JUNE 18, 2003 AT 2:00 P.M.                 PROXY SOLICITED BY THE BOARD
                                                      OF DIRECTORS

     The undersigned holder of shares of the Smith Barney Large Cap Value Portfolio (the "Portfolio"), a series of Travelers Series Fund Inc., hereby appoints R. Jay Gerken, Christina T. Sydor and Judith C. Loomis attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10048 on June 18, 2003 at 2:00 P.M., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 23, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life contract (each, a "Contract") instructs the voting of the Portfolio Shares attributable to his or her contract.

                                 PLEASE SIGN, DATE AND RETURN PROMPTLY
                                     IN THE ENCLOSED ENVELOPE






                                 Date:______________________, 2003

                                 Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                 -----------------------------------------------





                                 -----------------------------------------------
                                 Signature(s) Title(s), if applicable

         \/ Please fold and detach card at perforation before mailing \/



     Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

                                                                                        FOR           AGAINST         ABSTAIN
1.      To approve a change in the Portfolio's investment objective.                    [ ]             [ ]              [ ]

2. To transact any other business which may properly come before the Meeting or any adjournment thereof.



     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
     ----------------------------------------------------------------------

           VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE

                       THE EXPENSE OF ADDITIONAL MAILINGS

         \/ Please fold and detach card at perforation before mailing \/

TRAVELERS SERIES FUND INC. - PUTNAM DIVERSIFIED INCOME PORTFOLIO

MEETING: JUNE 18, 2003 AT 2:00 P.M.                 PROXY SOLICITED BY THE BOARD
                                                      OF DIRECTORS

     The undersigned holder of shares of the Putnam Diversified Income Portfolio (the "Portfolio"), a series of Travelers Series Fund Inc., hereby appoints R. Jay Gerken, Christina T. Sydor and Judith C. Loomis attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10048 on June 18, 2003 at 2:00 P.M., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 23, 2003 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life contract (each, a "Contract") instructs the voting of the Portfolio Shares attributable to his or her contract.

                                 PLEASE SIGN, DATE AND RETURN PROMPTLY
                                     IN THE ENCLOSED ENVELOPE


                                 Date:______________________, 2003

                                 Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                 -----------------------------------------------





                                 -----------------------------------------------
                                 Signature(s) Title(s), if applicable

         \/ Please fold and detach card at perforation before mailing \/



     Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

                                                                                        FOR           AGAINST         ABSTAIN
1.      To approve a new Sub-Advisory Agreement.                                        [ ]             [ ]              [ ]

2.      To approve a change in the Portfolio's investment objective.                    [ ]             [ ]              [ ]

3. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
     ----------------------------------------------------------------------